UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 22, 2019

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568-7579
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 22, 2019 in Dublin, California. The Company’s stockholders considered and voted upon the following four matters at the meeting:

Proposal 1 - Election of Directors

The holders of the Company’s common stock elected nine nominees to serve as directors for a term of one year, expiring at the time of the Annual Meeting of Stockholders in 2020:

Name	For	Against	Abstain	Broker Non-Votes
Michael Balmuth	306,923,453	9,597,344	149,839	20,865,902
K. Gunnar Bjorklund	300,193,825	16,323,960	152,851	20,865,902
Michael J. Bush	289,750,593	26,767,031	153,012	20,865,902
Norman A. Ferber	304,064,635	12,453,969	152,032	20,865,902
Sharon D. Garrett	289,824,019	26,709,607	137,010	20,865,902
Stephen D. Milligan	196,396,800	120,071,732	202,104	20,865,902
George P. Orban	286,334,538	30,182,928	153,170	20,865,902
Gregory L. Quesnel	289,890,534	26,546,868	233,234	20,865,902
Barbara Rentler	310,216,333	6,317,403	136,900	20,865,902

Proposal 2 - Advisory Vote to Approve the Resolution on Executive Compensation

In an advisory vote, the holders of the Company’s common stock voted to approve the resolution regarding executive compensation:

For	Against	Abstain	Broker Non-Votes
296,549,209	19,749,471	371,956	20,865,902

Proposal 3 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending February 1, 2020

The holders of the Company’s common stock voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 1, 2020:

For	Against	Abstain
325,804,165	11,544,461	187,912

Proposal 4 - Vote on a Stockholder Proposal on Greenhouse Gas Emissions Goals

The holders of the Company's common stock voted against the stockholder proposal on Greenhouse Gas Emissions Goals:

For	Against	Abstain	Broker Non-Votes
128,600,817	185,550,243	2,519,576	20,865,902

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 29, 2019

ROSS STORES, INC.
Registrant

By:	/s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and Corporate Secretary